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                                                                    Exhibit 5(a)

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[LOGO OF Prudential]                                                Annuities Service Center
                                                                    Financial Professionals:
                                                                    1-800-513-0805

                                                                    www.prudentialannuities.com

                                                                    Regular Mail Delivery
                                                                    Annuities Service Center
                                                                    P.O. Box 7960
Prudential                                                          Philadelphia, PA 19176
Premier(R) Retirement
                                                                    Overnight Service, Certified or
Variable Annuity Application Form                                   Registered Mail Delivery
Annuities are issued by Pruco Life Insurance Company                Prudential Annuities Service Center
 of New Jersey                                                      2101 Welsh Road
                                                                    Dresher, PA 19025

PRODUCT SELECTION => [______] X Series [______] B Series [______] L Series [______] C Series

SECTION 1 OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[ ] Individual [ ] Custodian [ ] UTMA/UGMA [ ] Trust* [ ] Corporation* [ ] Other* [_________________________________________]

*    If the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

Name (First, Middle, Last, or Trust/Entity)             Birth Date (Mo / Day / Yr)  SSN/TIN

[____________________________________________________] [_______/________/________] [__________________] [ ] Male [ ] Female

Street Address                                             City                                State       ZIP

[________________________________________________________] [_________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [___________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)


C. CO-OWNER - Not available for entity-owned Annuities or Qualified Annuities.

[ ] Check here to designate the Co-Owners as each other's Primary Beneficiary.

Name (First, Middle, Last)                              Birth Date (Mo / Day / Yr)   SSN / TIN

[____________________________________________________] [________/_________/_______] [__________________] [ ] Male [ ] Female

Street Address                                            City                                 State       ZIP

[_______________________________________________________] [__________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [___________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

Relationship to Owner: [_________________________________________________________________________________________________]


D. ANNUITANT - Complete this Section if the Annuitant is not the Owner.

Name (First, Middle, Last)                              Birth Date (Mo / Day / Yr)  SSN/TIN

[____________________________________________________] [_______/________/________] [__________________] [ ] Male [ ] Female

Street Address                                             City                                State       ZIP

[________________________________________________________] [_________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [___________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

                           Networking No.                              Annuity No. (If established)

FOR BROKER/DEALER USE ONLY [_________________________________________] [_________________________________________________]

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SECTION 2 BENEFICIARY INFORMATION

..   For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.
..   For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the
    Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary Beneficiary, then only Contingent Beneficiaries may be designated below.

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/___________/_____________]

[ ] Primary    Relationship                                 SSN/TIN                                Percentage

[ ] Contingent [__________________________________________] [____________________________________] [____________________%]

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/___________/_____________]

[ ] Primary    Relationship                                 SSN/TIN                                Percentage

[ ] Contingent [__________________________________________] [____________________________________] [____________________%]

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/____________/____________]

[ ] Primary    Relationship                                 SSN/TIN                                Percentage

[ ] Contingent [__________________________________________] [____________________________________] [____________________%]


SECTION 3 ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1. Do you have any existing Annuity or Life Insurance Contracts? [ ] Yes  [ ] No


2. Will the Annuity being applied for replace (in whole or in part) one or more existing Annuity or Life Insurance
   Contracts? [ ] Yes [ ] No  If yes, complete and submit the required Regulation 60 paperwork.

Company Name                                          Policy or Annuity Number        Year Issued

[___________________________________________________] [_____________________________] [__________________________________]
Use Section 6 of this Application to specify additional coverage.

B. TYPE OF CONTRACT BEING REQUESTED

[ ] Non-Qualified  [ ]  SEP-IRA*  [ ]  Roth 401(k)*  [ ]  457(b)*(gov't. entity)       [ ]  401*(Plan Year) [____________]
[ ] IRA            [ ]  Roth IRA  [ ]  403(b)*       [ ]  457(b)*(501(c) tax-exempt)   [ ]  Other [______________________]

* The following information is required if the contract being requested is an employer plan.

Employer Plan No. (if available)                              Employer Plan Phone No.

[___________________________________________________________] [__________________________________________________________]

Employer Plan Name                                            Employer Plan Contact Name

[___________________________________________________________] [__________________________________________________________]

Street Address                                             City                                 State      ZIP

[________________________________________________________] [__________________________________] [________] [_____________]

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SECTION 3 ANNUITY INFORMATION (continued)

C. PURCHASE PAYMENTS

Make all checks payable to Pruco Life Insurance Company. Purchase Payment amounts may be restricted by Pruco Life; please see your prospectus for details.

QUALIFIED CONTRACT PAYMENT TYPE                                        NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).                         Indicate type of initial estimated payment(s).

[ ]  Transfer.............$ [_____________________]                    [ ] 1035 Exchange.............$ [_____________________]

[ ]  Rollover.............$ [_____________________]                    [ ] Amount Enclosed...........$ [_____________________]

[ ]  Direct Rollover......$ [_____________________]                    [ ] CD Transfer or
                                                                           Mutual Fund Redemption....$ [_____________________]
[ ]  IRA / Roth IRA
     Contribution.........$ [_____________] for tax year[________]

If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS

If elected, additional charges, age and investment restrictions may apply. Please see the prospectus for full details.

Living Benefits (ONLY ONE may be chosen.)                                                      Death Benefits

Income Benefits                                  Accumulation Benefits

[ ] Highest Daily Lifetime/SM/ 6 Plus            [ ] Highest Daily/SM/ Guaranteed              [ ] Highest Anniversary Value (HAV)
                                                     Return Option/SM/ II (HD GRO/SM/ II)
[ ] Spousal Highest Daily Lifetime/SM/ 6 Plus                                                  Death Benefits can only be elected
                                                 [ ] Guaranteed Return Option/SM/              at issue  of a new contract and
                                                     Plus II (GRO Plus II)                     cannot be terminated  once elected.


SECTION 4 NOTICES & DISCLAIMERS

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

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SECTION 5 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

B. INVESTMENT ALLOCATIONS

If you are electing an optional living and/or death benefit in Section 3D, you must choose from ONE of the following three options:

2.   Asset Allocation Portfolios: Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfolios must total 100% (BOX 2); OR
3.   Custom Portfolios Program: You must allocate at least 20% among the individual portfolios listed in BOX 3 and the remaining percentage among the individual portfolios listed in BOX 2 and BOX 4 in any percent combinations. The Custom Portfolios
     Program will automatically be rebalanced quarterly to the allocations selected.

If you are NOT electing an optional living and/or death benefit, you may pick one of the Prudential Portfolio Combinations in
Box 1; OR allocate among any of the portfolios listed in BOXES 2, 3 or 4 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING - Available for options 1 or 2 above or if you are NOT electing an optional living and/or death benefit

[ ] Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

    Day of the Month (1st - 28th) ______ Rebalancing Frequency: [ ] Monthly   [ ] Quarterly  [ ] Semi-Annually   [ ] Annually


BOX 2 | Asset Allocation Portfolios %

     Traditional                               Tactical                                  Alternative

[__] AST Balanced Asset Allocation        [__] AST CLS Growth Asset Allocation      [__] AST Academic Strategies
[__] AST Capital Growth Asset Allocation  [__] AST CLS Moderate Asset Allocation         Asset Allocation
[__] AST Fidelity Investments(R)          [__] AST Horizon Growth Asset             [__] AST Advanced Strategies
     Pyramis(R) Asset Allocation               Allocation                           [__] AST J.P. Morgan Strategic Opportunities
[__] AST Preservation Asset Allocation    [__] AST Horizon Moderate Asset           [__] AST Schroders Multi-Asset World
[__] AST T. Rowe Price Asset Allocation        Asset Allocation                          Strategies
[__] Franklin Templeton VIP Founding
     Funds Allocation Fund                     Quantitative
                                          [__] AST First Trust Balanced Target
                                          [__] AST First Trust Capital
                                               Appreciation Target                      BOX 2 Total [__________]%
BOX 3 | Bond Portfolios %

[__] AST PIMCO Total Return Bond          [__] AST Western Asset Core Plus Bond         BOX 3 Total [__________]%

                                                                                                                       (Continued)
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SECTION 5 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (continued)

BOX 4 | Additional Portfolios %

     Large-Cap Growth                          Mid-Cap Growth                            Small-Cap Value

[__] AST Goldman Sachs                    [__] AST Goldman Sachs Mid-Cap Growth     [__] AST Goldman Sachs Small-Cap Value
     Concentrated Growth                  [__] AST Neuberger Berman                 [__] AST Small-Cap Value
[__] AST Jennison Large-Cap Growth             Mid-Cap Growth
[__] AST Marsico Capital Growth                                                          International Equity
[__] AST MFS Growth                            Mid-Cap Value                        [__] AST International Growth
[__] AST T. Rowe Price Large-Cap Growth   [__] AST Mid-Cap Value                    [__] AST International Value
                                          [__] AST Neuberger Berman / LSV           [__] AST JP Morgan International Equity
     Large-Cap Blend                           Mid-Cap Value                        [__] AST MFS Global Equity
[__] AST QMA US Equity Alpha                                                        [__] AST Parametric Emerging
                                               Fixed Income                              Markets Equity
     Large-Cap Value                      [__] AST High Yield
[__] AST AllianceBernstein Core Value     [__] AST Lord Abbett Bond-Debenture            Specialty Portfolio
[__] AST AllianceBernstein                [__] AST Money Market                     [__] AST Cohen & Steers Realty
     Growth & Income                      [__] AST PIMCO Limited Maturity Bond      [__] AST Global Real Estate
[__] AST American Century                 [__] AST T. Rowe Price Global Bond        [__] AST T. Rowe Price Natural Resources
     Income & Growth
[__] AST DeAM Large-Cap Value                  Small-Cap Growth
[__] AST Jennison Large-Cap Value         [__] AST Federated Aggressive Growth
[__] AST Large-Cap Value                  [__] AST Neuberger Berman
                                               Small-Cap Growth
                                          [__] AST Small-Cap Growth                      BOX 4 Total [________]%

                                                                        CUMULATIVE (TOTAL 100%) [_____________]%

SECTION 6 E-DOCUMENTS

[ ] By checking, providing my e-mail address below and signing Section 8, I consent to accept documents electronically for my variable annuity. E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

    I understand that I will receive documents including but not limited to: statements, confirmations and prospectuses electronically, if available, until I notify Prudential that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there are no fees charged by Prudential for the e-Documents service or for paper documents. See your Internet Service Provider for any other access fees that may apply.

E-mail Address
[_____________________________________________________________________________________________________________________________]


SECTION 7 ADDITIONAL INFORMATION

If needed for:

.. Special Instructions      .  Beneficiaries                     .  Contingent Annuitant (for custodial business only)
.. Annuity Replacement       .  Entity Authorized Individuals

[________________________________________________________________________________________________________________________]

[________________________________________________________________________________________________________________________]

[________________________________________________________________________________________________________________________]

[________________________________________________________________________________________________________________________]

[________________________________________________________________________________________________________________________]

[________________________________________________________________________________________________________________________]
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SECTION 8 OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[ ] By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology.
    With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..   I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..   This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..   I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate contract investment options, are variable and not guaranteed as to a dollar amount;

..   I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

..   I acknowledge that I have received a current prospectus for this annuity.

Note: For Trusts, Corporations or other Entity-owned Applications: This application must be accompanied by a completed
Certificate of Entity Ownership Form.

REQUIRED => State where signed  [__________________] (If application is signed in a State other than the
                                                     Owner's State of Residence, a Contract Situs Form
                                                     may be required.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[ ] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                 Owner                                                          Date

SIGN HERE =>     [____________________________________________________________] [________________________________________]
                                                                                Month / Day / Year

TITLE (If Any)=> [____________________________________________________________]
                 If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.

                 Co-Owner                                                       Date

SIGN HERE =>     [____________________________________________________________] [________________________________________]
                                                                                Month / Day / Year

                 Annuitant                                                      Date

SIGN HERE =>     [____________________________________________________________] [________________________________________]
                 (if different from Owner)                                      Month / Day / Year
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SECTION 9 FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

Name (First, Middle, Last)

[________________________________________________________________________________________________] [____________________%]

ID Number                                  Telephone Number                      E-mail

[________________________________________] [___________________________________] [_______________________________________]

Name (First, Middle, Last)

[________________________________________________________________________________________________] [____________________%]

ID Number                                  Telephone Number                      E-mail

[________________________________________] [___________________________________] [_______________________________________]

B. BROKER/DEALER

Name

[________________________________________________________________________________________________________________________]

C. REQUIRED QUESTIONS

Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
[ ] Yes [ ] No

Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
If yes, complete and submit the required Regulation 60 paperwork.
[ ] Yes [ ] No

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the
Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant.
I acknowledge that Pruco Life will rely on this statement.

                 Financial Professional Signature                               Date

SIGN HERE =>     [____________________________________________________________] [________________________________________]
                                                                                Month/Day/Year

                 Financial Professional Signature                               Date

SIGN HERE =>     [____________________________________________________________] [________________________________________]
                                                                                Month/Day/Year

PLEASE SELECT => For Financial Professional Use Only. Please contact your home office with any questions.

                 [ ] Option A [ ] Option B [ ] Option C
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